Accumulated other comprehensive loss (Tables)	12 Months Ended
Dec. 31, 2019
Accumulated other comprehensive loss
Schedule of accumulated other comprehensive income by component
The changes in accumulated other comprehensive loss by component are as follows:

	Cumulative Translation Adjustments	Unrealized Gain and (Loss) on Available-for-sale Securities	Total
	RMB	RMB	RMB
Balance as of January 1, 2017	(366,148)	22,540	(343,608)

Foreign currency translation, net of tax of nil	342,348	—	342,348
Fair value changes of available-for-sale investments, net of tax of nil	—	32,633	32,633
Reclassification adjustment for gains included in net income, net of tax of nil	—	(55,615)	(55,615)

Balance as of December 31, 2017	(23,800)	(442)	(24,242)

Adoption of ASU 2016-01	—	442	442
Foreign currency translation, net of tax of nil	(7,083)	—	(7,083)

Balance as of December 31, 2018	(30,883)	—	(30,883)

Foreign currency translation, net of tax of nil	(25,773)	—	(25,773)

Balance as of December 31, 2019	(56,656)	—	(56,656)